Renal Care Group

NYSE: RCI

Forward-Looking Statements

Some of the information included in this presentation is forward-looking information and is given in reliance on the Safe Harbor provided by the Private Securities Litigation Reform Act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward-looking statements due to certain factors, including business and economic conditions. These and other risks and uncertainties are discussed in more detail in RCI's reports filed with the SEC, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

KEY INVESTMENT POINTS

- Strong U.S. market growth of 5-6% annually
- Predictable and recurring revenues
- Excellent patient outcomes drive volume growth above market average
- Prudent capital structure and strong free cash flow
- *De novo* development
- Selective acquisition opportunities

INDUSTRY OVERVIEW

ATTRACTIVE INDUSTRY FUNDAMENTALS

- Expanding ESRD patient population
  - High rates of diabetes and hypertension
  - Aging population
  - Increasing survival on dialysis
- Recurring and predictable revenues
- Patients qualify for Medicare regardless of age
- Attractive financial returns through *de novo* development

Renal Care Group

U.S. DIALYSIS PROVIDERS



Renal Care Group
7%
300,000 patients
Hospitals
18%
Other Independent Providers
13%
Independent Chain Providers
5%
Fresenius
27%
DaVita
15%
Gambro
15%

Renal Care Group

U.S. DIALYSIS PROVIDERS



Renal Care Group
7%
93,000 patients
4,600 new patients
Gambro
15%
18%
Hospitals
DaVita
15%
13%
Other Independent Providers
27%
5%
Fresenius
Independent Chain Providers

Renal Care Group

COMPANY INFORMATION

Renal Care Group Profile

- Specialized provider of dialysis services
- Physician-driven heritage
- Commitment to quality care drives value creation
  - Improved medical outcomes
  - Enhanced financial performance
- Strong regional market presence
- Conservative financial management

Growth in Patients



5,200
8,240
11,380
14,500
16,500
18,800
20,500
21,300
1996
1997
1998
1999
2000
2001
2002
3Q03

Renal Care Group

CURRENT LOCATIONS

- 27 states
- Mid-size markets



Corporate Office
Nashville, Tennessee
University Affiliations
Outpatient Dialysis Centers
2004 Planned *De Novos*

Renal Care Group

Strong Regional Market Presence

Market	Market Share	No. of Patients
Alaska	100%	262
East Texas	76%	805
Mississippi	62%	2,831
Western Kansas	51%	477
Ohio	37%	1,785
Memphis, TN	33%	521
Phoenix, AZ	32%	1,653
Indiana	23%	1,502

Target 30 – 35%

OPERATING STRATEGY

OPERATING STRATEGY

- Optimal care drives superior financial results
  - Clinical objectives aligned with financial interests
- Medical Advisory Board sets best practices
  - Benchmarking across the Company
  - Continuously improving outcomes
- Above industry average clinical outcomes

KT/V LEVELS


% of Patients with Kt/V > 1.4
64.7
70.8
74.3
80.9
79.8
81.7
83.1
84.3
1996
1997
1998
1999
2000
2001
2002
Q3 2003

Renal Care Group

HEMATOCRIT


Patients with Hct ≥ 33%
Goal of 75%
56.2
53.2
65.9
71.8
72.7
75.5
76.6
77.7
1996
1997
1998
1999
2000
2001
2002
Q3 2003

Renal Care Group

Hospitalization

Hospital Days / Patient / Year


14.4
12.2
National Average*
RCI "Rolling" Twelve Months

* Based on latest annual data - 2000

MORTALITY


24.5%
21.5%
National Average*
RCI "Rolling" Twelve Months

* Based on latest annual data - 2000

Chronic Kidney Disease (CKD) Program

- Program to improve health and quality of life of CKD patients, prolonging transition to dialysis
- Program goals
  - Support timely identification of under-treated patients
  - Improve patient quality of life and clinical outcomes
  - Improve health of patients entering dialysis
- Renal Care Group associates to conduct study
- Continuum of care

RightStart Program

- Program
  - Focuses on first 90 days of treatment for new ESRD patients
  - Multidisciplinary tasks
  - Patient self-management
  - Patient education
- Pilot
  - 25 Clinics
  - Goal of 800 patients by end of 2004
  - Track patient outcomes

CHALLENGES

Medicare

Managed Care Pricing

Physician Recruitment

MEDICARE BILL

	2004	2005
Composite Rate	0%	1.6%
MSP	No Change	No Change
AWP	Carve Out	"Acquisition Cost"
EPO	Carve Out	"Acquisition Cost"

FINANCIAL INFORMATION

EARNINGS PER SHARE



$2.10-$2.12*
$1.82
$1.52
$1.31
$1.12
$0.84
$0.57
$0.42
15.2%
$0.46
$0.53
1996
1997
1998
1999
2000
2001
2002
2003E
3Q02
3Q03

* Excluding the impact of retirement package of $0.07.

Renal Care Group

REVENUE TRENDS

Four Quarter Rolling Revenue

(Revenue in $ millions)



Revenue Per Treatment
$787
$826
$864
$903
$939
$964
$986
286
291
294
299
303
305
307
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2002
2003



9.5%
$232
$254
3Q02
3Q03

RenalCareGroup

PAYOR MIX



Revenue
Acute
5%
Private
40%
49%
Medicare
6%
Medicaid

Renal Care Group

DE NOVO DEVELOPMENT



Total number of facilities
3
12
9
7
10
14
20
11-13
20-25
1996
1997
1998
1999
2000
2001
2002
2003E
2004E

SHARE REPURCHASE



$250 million
$90.8 million
2,883,000 shares
$3.1 million
100,000 shares
2001
2002
2003 – 1Q04E

Renal Care Group

FREE CASH FLOW

($ in millions)

	2002	2003E
EBITDA	$212	$245
Taxes	30	35
CapEx		
Maintenance	42	40
De novo	20	25
Free Cash Flow	$120	$145

FREE CASH PRIORITIES

De novo development

Selective acquisitions

Share repurchase program

KEY INVESTMENT POINTS

- Strong U.S. market growth of 5-6% annually
- Predictable and recurring revenues
- Excellent patient outcomes drive volume growth above market average
- Prudent capital structure and strong free cash flow
- *De novo* development
- Selective acquisition opportunities

Renal Care Group

NYSE: RCI